
IEC
electronics

Military • Aerospace • Industrial • Communications • Medical

Florida Investor Meeting Jan. 5, 2011

Safe Harbor Statement

The foregoing, including any discussion regarding the Company's future prospects, contains certain forward-looking statements that involve risks and uncertainties, including uncertainties associated with economic conditions in the electronics industry, particularly in the principal industry sectors served by the Company, changes in customer requirements and in the volume of sales to principal customers, competition and technological change, the ability of the Company to control manufacturing and operating costs, satisfactory relationships with vendors. The Company's actual results of operations may differ significantly from those contemplated by any forward-looking statements as a result of these and other factors, including factors set forth in the Company's 2009 Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission.

Since We Were Last Together

2009 Sales $67.8 million

2010 Sales $96.7 million

2009 Operating income $4.8 million (7.1%)

2010 Operating income $7.7 million (8%)

2009 EBITDA $5.4 million (7.9%)

2010 EBITDA $9.1 million (9.4%)

IEC electronics
Absolutely, Positively, Perfect and On-Time

Since We Were Last Together

Stock price last January 5th was – $4.90

Today approximately – $7.40

Nov. '09 Selected #29 in Forbes 200 best small companies

Industrial Week –Named one of the Top 10 Best Plant in the U.S. for 2010

We Are Growing Rapidly – Let's Discuss Why

First a brief review of the Company

Overview

Domestic Niche: Rochester NY based contract electronics manufacturer

- Customer mix is 100% U.S. based
  - Complexity
  - Security of their design
  - Government restrictions

Growth: 4-year CAGR of 25+%

Margins: Industry leading operating margins at 8.0%

9.5 million shares outstanding: Insiders control ~ 17%

Our Industry



- Electronic Manufacturing Services (EMS) Industry
  - Electronics are produced by thousands of contract manufacturers worldwide
    - Laptops, cell phones, printers, CD players, MP3 players
- The largest in the industry are global (i.e. Flextronics, Sanmina, Jabil)

Industry Perception

- Intensely competitive and easily exported
  - We view this as a lack of information
    - Competitive advantage is not well understood

Our growth has not happened by accident

Key Question: What is our competitive advantage and is it sustaining?

IEC electronics
Absolutely, Positively, Perfect and On-Time℠

What Makes Us Different:

Our Business Model

Business Model – High Reliability

- Low volume, high value manufacturing model
  - Serving customers who have complicated electronics
- Customers require high technological capability
- Customers resistant to transferring work outside the U.S.
  - Military and Defense
  - Aerospace
  - Medical
  - Industrial

We Don’t Make These


HTC P4350
HTC Trinity P3600
HTC Artemis P3300
HTC Excalibur S620
HTC Oxygen S310
HTC TyTN
HTC MTeoR
BlackBerry Pearl 8100
BlackBerry 7130g
BlackBerry 7130c
BlackBerry 7130v
BlackBerry 7100x
BlackBerry 7100t
BlackBerry 7100v
BlackBerry 8707v
BlackBerry 8700c
BlackBerry 7290
Sagem myMobileTV
Sagem myC5-3
Sagem my600v
Sagem my600x
Sagem my800x
Sagem my300x
Sagem my900c
Sagem VS2
Sagem my700x
Sagem my400x
Sagem myW-7
Sagem my500X
Sagem myC5-2

Or These









We Make These



MODULATOR
DEMODULATOR
POWER
LOCAL
REMOTE
LEFT
RIGHT
ENTER
CLEAR

IEC electronics
Absolutely, Positively, Perfect and On-Time

~ 1000's of solder joints – 0201 components, BGA's, 28 layer boards

Complicated electronic assemblies

For These Applications



Locomotive & Signaling Products



Satellite Communication Commercial & Government



Secure Defense Communications



Advanced Defense & Aerospace Systems



Combat Defense Systems



Medical Devices & Diagnostic Equipment

IEC electronics
Absolutely, Positively, Perfect and On-Time

Some of Our Customers



Revenue (in millions)
$120
$100
$80
$60
$40
$20
$0
2005
2006
2007
2008
2009
2010
$51.1M
$67.8M
$96.7M

ViaSat
Rockwell Collins
GE
Parker
COMTECH
GOODRICH
QinetiQ North America
Foster-Miller
DRS TECHNOLOGIES
ZOLL Advancing Resuscitation. Today.
LOCKHEED MARTIN We never forget who we're working for
L3 communications
BOEING
ITT
BAE SYSTEMS
TELEPHONICS A Griffon Company

National Presence -



IEC electronics
Absolutely, Positively, Perfect and On-Time

National Presence - is Growing



Why are we growing?

- Outsourcing continues to grow
  - **All** of our markets; Military and Defense, Medical, Aerospace and Industrial are experiencing solid growth
  - Customers whose competitive advantage is product performance and design **not** manufacturing complicated electronic assemblies
  - Winning market share

IEC electronics
Absolutely, Positively, Perfect and On-Time

Financial Highlights and Perspective

IEC electronics
Absolutely, Positively, Perfect and On-Time

Consistent Growth


Revenue
Operating Income
($ in millions)
120
100
80
60
40
20
0
10
8
6
4
2
0
Revenue
Operating Income
2006
2007
2008
2009
2010
Fiscal Year

IEC electronics
Absolutely, Positively, Perfect and On-Time

Fiscal 2010 Highlights

- Completed two acquisitions
  - Acquired GTC from Crane Corp. last Dec. – legacy military and aerospace programs
  - Acquired Celmet in July - vertical integration - small ‘tuck in’ – chassis manufacturer supporting all metals needs

- Improved the quality of our earnings metrics
  - Gross profit
  - Operating earnings
  - Operating cash flow

IEC electronics
Absolutely, Positively, Perfect and On-Time

Margin Performance

Quarterly Margin Trends


20
18
16
14
12
10
8
6
4
2
0
3Q07
4Q07
1Q08
2Q08
3Q08
4Q08
1Q09
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10

▪Gross Profit Margin

▪Operating Margin

Operating Margin vs. Industry 9/30/10

IEC Operating Margin (ttm):	**8. 0%**
IEC Operating Margin (quarter ended 9/30/10):	**7.8%**
Average EMS Sector Operating Margin (ttm)*:	**4.7%**

*Includes: LaBarge, Sigmatron, Sparton, KeyTronic, Sanmina, SMTC Corp., Benchmark, Plexus, and Nortech. **Average omits lowest figure.**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Pace of Our Growth

- Sales
  - Anticipate continued growth from a diversified customer base
  - Sales growth 43% for fiscal 2010
    - CAGR of 25+% per year (2006-2010)

- Earnings
  - Net income before tax increased by 50% for fiscal 2010
    - CAGR of 50+% per year (2006-2010)
  - **We pay nominal taxes ($33 Million NOL)**
  - **Investing incremental cash flow to accelerate the growth of IEC**

IEC electronics
Absolutely, Positively, Perfect and On-Time

Southern California Braiding

IEC electronics
Absolutely, Positively, Perfect and On-Time[SM]

Why Southern California Braiding?

- Key: Expands our high reliability platform
- Excellent customers and programs
- Substantial cross selling opportunities
- Immediately accretive to IEC's shareholders

IEC electronics
Absolutely, Positively, Perfect and On-Time(sm)

Types of Assemblies

- Electrical Wire and Cable Harnesses
- Multi-Conductor Cable
- Molded Cable





IEC electronics
Absolutely, Positively, Perfect and On-Time

SCB is a Special Small Company

- 2010 NASA Marshall Space Flight Center Small Business Subcontractor of the Year
- 2010 Three Star Supplier Excellence Award for Raytheon Space and Airborne
- 2008 Boeing Supplier of the Year
- **A valuable addition to the IEC Electronics family**

Aerospace Programs







IEC electronics
Absolutely, Positively, Perfect and On-Time(sm)

New Customers for IEC

Raytheon

NORTHROP GRUMMAN
DEFINING THE FUTURE

Honeywell

IEC electronics
Absolutely, Positively, Perfect and On-Time

Early Thoughts + Projections About 2011

2009 Sales $67.8 million

2010 Sales $96.7 million

Projected 2011 Sales ~ $130.0 million

2009 Operating income $4.8 million (7.1%)

2010 Operating income $7.7 million(8%)

Projected 2011 Operating income ~ $13.0 million (10%)

2009 EBITDA $5.4 million (7.9%)

2010 EBITDA $9.1 million (9.4%)

Projected 2011 EBITDA ~ $15.0 million (10.8%)

IEC electronics
Absolutely, Positively, Perfect and On-Time

Looking Ahead… We are Getting Closer



Market Focus
Unique Capability
Goal: 2012
$150 million company
Uncompromising Performance

Absolutely, Positively Perfect and On-Time(sm)

Creating a more valuable company for our
Customers, Employees and Shareholders

Increasing Sales, Higher Margins, and Strong Cash Flow

IEC electronics
Absolutely, Positively, Perfect and On-Time(sm)

You have been kind enough to listen to me

IEC electronics

Absolutely, Positively, Perfect and On-Time(sm)

Now it is my turn to listen to you

Questions?